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                                                                      EXHIBIT 21
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

                                                     STATE OF
                                                     INC. OR
NAME OF SUBSIDIARY                                   ORGANIZATION              DOING BUSINESS AS
------------------                                   ------------              -----------------

HCRC Inc.                                            Delaware                  Same
Ancillary Services Management, Inc.                  Ohio                      Same
RVA Management Services, Inc.                        Ohio                      Same
Vision Management Services, Inc.                     Ohio                      Same
  (majority owned)
HCR Acquisition Corp.                                Ohio                      Same
Heartland CarePartners, Inc.                         Ohio                      Same
HCR Home Health Care and Hospice,Inc.                Ohio                      Same
Heartland Home Health Care Services,Inc.             Ohio                      Same
                                                                               Heartland Home Health Care
Heartland Hospice Services, Inc.                     Ohio                      Same
                                                                               Heartland Home Health Care and Hospice
Heartland Services Corp.                             Ohio                      Same
 -Heartland Healthcare Services                      Ohio                      Same
  (50% owned partnership)
HCR Rehabilitation Corp.                             Ohio                      Same
Heartland Rehabilitation Services, Inc.              Ohio                      Same
Health Care and Retirement                           Ohio                      Same
 Corporation of America
                                                                               Heartland - Beavercreek
                                                                               Heartland of Bellefontaine
                                                                               Heartland of Browning
                                                                               Heartland of Bucyrus
                                                                               Heartland of Centerburg
                                                                               Heartland of Chillicothe
                                                                               Heartland of Eaton
                                                                               Heartland - Fairfield
                                                                               Heartland of Greenville
                                                                               Heartland of Hillsboro
                                                                               Heartland - Holly Glen
                                                                               Heartland of Indian Lake N.C.
                                                                               Heartland of Jackson
                                                                               Heartland of Kettering
                                                                               Heartland - Lansing
                                                                               Heartland of Marietta
                                                                               Heartland of Marysville
                                                                               Oak Pavilion Nursing Home
                                                                               Heartland of Oak Ridge
                                                                               Heartland of Perrysburg
                                                                               Perrysburg Commons
                                                                               Heartland of Piqua
                                                                               Heartland of Portsmouth
                                                                               Heartland of Riverview
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

                                                     STATE OF
                                                     INC. OR
NAME OF SUBSIDIARY                                   ORGANIZATION              DOING BUSINESS AS
------------------                                   ------------              -----------------

                                                                               Heartland of Springfield
                                                                               Heartland of Urbana
                                                                               Heartland - Victorian Village
                                                                               Heartland of Wauseon
                                                                               The Village at Westerville NC
                                                                               The Village at Westerville RC
                                                                               Christopher East Health Care Center
                                                                               Heartland Health Care Center-Prestwick
                                                                               Glenside Nursing Center
                                                                               Hampton House
                                                                               Heartland Health Care Center (Pittsburgh)
                                                                               Shadyside Nursing & Rehab. Center
                                                                               Sky Vue Terrace
                                                                               Twinbrook Medical Center
                                                                               Wallingford Nursing & Rehab. Center
                                                                               Heartland of Beckley
                                                                               Heartland of Charleston
                                                                               Heartland of Clarksburg
                                                                               Heartland of Keyser
                                                                               Heartland of Preston County
                                                                               Heartland of Rainelle
                                                                               Heartland Health Care Center - Allen Park
                                                                               Heartland Health Care Center - Crestview
                                                                               Heartland Health Care Ctr-Dearborn Heights
                                                                               Heartland Health Care Center - Dorvin
                                                                               Heartland Health Care Center - Georgian East
                                                                               Heartland Health Care Center - Grand Rapids
                                                                               Heartland Health Care Ctr - Plymouth Court
                                                                               Heartland Health Care Center - University
                                                                               Marvin and Betty Danto Family, Health Care
                                                                                  Center, a Health Care and Retirement
                                                                                  Corporation facility
                                                                               Dulaney-Towson Health Care Center
                                                                               Heartland Health Care Center - Hyattsville
                                                                               Heartland Health Care Center - Adelphi
                                                                               Heartland Health Care Center - Charleston
                                                                               Oakmont East
                                                                               Oakmont of Union
                                                                               Oakmont West
                                                                               Rosewood Manor Health Care Center
                                                                               Heartland of Willow Lane
                                                                               Medical Care Center
                                                                               Oak Meadow Nursing Center
                                                                               Heartland Health Care Center (Canton)
                                                                               Heartland Health Care Center - Galesburg
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

                                                     STATE OF
                                                     INC. OR
NAME OF SUBSIDIARY                                   ORGANIZATION              DOING BUSINESS AS
------------------                                   ------------              -----------------

                                                                               Heartland Health Care Center (Henry)
                                                                               Heartland Health Care Center (Homewood)
                                                                               Heartland Health Care Center - Macomb
                                                                               Heartland Health Care Center - Moline
                                                                               Heartland Health Care Center (Paxton)
                                                                               Heartland Health Care and Rehabilitation
                                                                                 Center of Boca Raton
                                                                               Heartland Health Care Ctr-Boynton Beach
                                                                               Heartland of Brooksville
                                                                               Community Convalescent Center
                                                                               Heartland Health Care Center-Ft. Myers
                                                                               Jacaranda Manor
                                                                               Heartland Health Care Ctr-Jacksonville
                                                                               Heartland Health Care Center-Kendall
                                                                               Heartland Health Care Ctr-Lauderhill
                                                                               Heartland Health Care Ctr-Miami Lakes
                                                                               Heartland Health Care Ctr-Orange Park
                                                                               Pasadena Manor
                                                                               Heartland Health Care Ctr-Prosperity Oaks
                                                                               Regents Park of Jacksonville
                                                                               Deerwood Place
                                                                               Regents Park of Winter Park
                                                                               The Westchester of Winter Park
                                                                               Rosedale Manor
                                                                               Heartland of St. Petersburg
                                                                               Heartland Health Care and Rehabilitation
                                                                                  Center - Sunrise
                                                                               The Westchester of Sunrise
                                                                               Heartland of Tamarac
                                                                               Heartland of Zephyrhills
Care Corporation                                     Michigan                  Inactive
Georgian Bloomfield, Inc.                            Michigan                  Heartland Health Care Center - Georgian
                                                                                  Bloomfield
Georgian Court Nursing                               Oklahoma                  Inactive
 Home of Tulsa, Inc.
Heartland of Indian Lake                             Ohio                      Heartland of Indian Lake
 Rehab. Center, Inc.                                                            Rehab. Center
Heartland of Martinsburg, Inc.                       Ohio                      Heartland of Martinsburg
HGCC of Allentown, Inc.                              Tennessee                 Liberty Nursing & Rehab. Center
Lincoln Health Care, Inc.                            Ohio                      Heartland of Mentor
River Hills Nursing Home, Inc.                       Iowa                      Inactive
Washtenaw Hills Manor, Inc.                          Michigan                  Same
HCRA of Texas, Inc.                                  Texas                     Same
                                                                               Heartland Health Care Center (Austin)
                                                                               Heartland Health Care Center (Bedford)
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


                                                     STATE OF
                                                     INC. OR
NAME OF SUBSIDIARY                                   ORGANIZATION              DOING BUSINESS AS
------------------                                   ------------              -----------------

                                                                               Heartland of Corpus Christi
                                                                               Holiday Nursing Center
                                                                               Heartland of San Antonio
                                                                               Heartland Health Care Center (Temple)
                                                                               Heartland Health Care Center at Willowbrook
                                                                               Heartland Health Care Ctr (West Houston)
Care Corporation Holdings, Inc.                      Michigan                  Same
Care Real Estate, Inc.                               Michigan                  Same
Canterbury Village, Inc.                             Michigan                  Heartland Village Square
Care Manors, Inc.                                    Michigan                  Same
Birchwood Manor, Inc.                                Michigan                  Holland Health Care Center
Donahoe Manor, Inc.                                  Pennsylvania              Donahoe Manor
East Michigan Care Corporation                       Michigan                  Heartland Health Care Center - Briarwood
                                                                               Heartland Health Care Center - Fostrian
                                                                               Heartland Health Care Center - Hampton
                                                                               Heartland Health Care Center - Marlin
Greenview Manor, Inc.                                Michigan                  Heartland Health Care Center - Greenview
Ionia Manor, Inc.                                    Michigan                  Heartland Health Care Center - Ionia
Knollview Manor, Inc.                                Michigan                  Heartland Health Care Center - Knollview
Marina View Manor, Inc.                              Wisconsin                 Marina View Manor
                                                                               Heartland of Milwaukee
                                                                               Parkview Terrace
                                                                               Heartland of Shawano
                                                                               Washington Manor
Ridgeview Manor, Inc.                                Michigan                  Heartland Health Care Center - Kalamazoo
Springhill Manor, Inc.                               Michigan                  Heartland Health Care Center - Battle Creek
Sun Valley Manor, Inc.                               Michigan                  Heartland Health Care Center - Saginaw
Three Rivers Manor, Inc.                             Michigan                  Heartland Health Care Center - Three Rivers
Washington Manor Nursing                             Wisconsin                 Inactive
 Home, Inc.
Whitehall Manor, Inc.                                Michigan                  Heartland Health Care Center - Whitehall
Care Manors of New England, Inc.                     Delaware                  Same
Birch Manor Nursing Home, Inc.                       Mass.                     Inactive
Crescent Hill Manor, Inc.                            Mass.                     Inactive
Elms Manor Nursing Home, Inc.                        Mass.                     Inactive
Kensington Manor, Inc.                               Florida                   Kensington Manor
                                                                               Heartland Health Care and
                                                                                 Rehabilitation Center (Sarasota)
Mapleview Nursing Home, Inc.                         Mass.                     Inactive
Meadows Manor, Inc.                                  Conn.                     Inactive
Oak Manor Nursing Home, Inc.                         Mass.                     Inactive
Pine Manor Nursing Home, Inc.                        Mass.                     Inactive
Spruce Manor Nursing Home, Inc.                      Mass.                     Inactive
Union Square Nursing Center, Inc.                    Mass.                     Inactive
Valley View Manor, Inc.                              Mass.                     Inactive
Waterbury Manor, Inc.                                Conn.                     Inactive
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